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                         TODHUNTER INTERNATIONAL, INC.

                      FIRST AMENDMENT AGREEMENT AND WAIVER

                          DATED AS OF FEBRUARY 1, 1996

     FIRST AMENDMENT AGREEMENT AND WAIVER (this "AGREEMENT"), dated as of February 1, 1996 to those separate Note Purchase Agreements, each dated as of October 30, 1994 (collectively, as amended and as in effect immediately prior to the effectiveness of the amendments provided for by this Agreement, the "EXISTING NOTE PURCHASE AGREEMENT," and, as amended by this Agreement, the "AMENDED NOTE PURCHASE AGREEMENT"), by and among Todhunter International, Inc., a Delaware corporation (the "COMPANY"), Todhunter Imports, Ltd., a New York corporation (formerly known as Blair Importers, Ltd., a New York corporation) ("TODHUNTER IMPORTS"), and, respectively, each of the institutional investors listed on Annex 1 thereto (the "NOTEHOLDERS"), pursuant to which the Noteholders purchased $34,000,000 aggregate principal amount of the Company's 8.905% Senior Notes due October 30, 2004 (the "NOTES").

     WHEREAS, the Company, Todhunter Imports and the Noteholders have entered into the Existing Note Purchase Agreement, pursuant to which the Notes have been issued;

     WHEREAS, the Company, Todhunter Imports and the Noteholders entered into that certain Limited Waiver dated as of December 15, 1995 (the "LIMITED WAIVER"), whereby the Noteholders waived, effective to January 15, 1996, and subject to the terms and conditions contained therein, certain violations relating to the Company's failure to (i) maintain the ratio of (a) Consolidated Funded Debt to (b) the sum of Consolidated Funded Debt PLUS Consolidated Tangible Net Worth as required by Section 7.4(a) of the Existing Note Purchase Agreement, (ii) limit Dispositions of Property of the Company and the Subsidiaries as required by Section 7.6(b) of the Existing Note Purchase Agreement, (iii) maintain the ratio of (a) Adjusted Consolidated EBITDA to (b) Consolidated Fixed Charges as required by Section 7.7 of the Existing Note Purchase Agreement, (iv) maintain the ratio of (a) Adjusted Consolidated EBITDA to (b) Consolidated Interest Expense as required by Section 7.8 of the Existing Note Purchase Agreement and (v) maintain Consolidated Tangible Net Worth as required by Section 7.9 of the Existing Note Purchase Agreement;

     WHEREAS, the Company has requested that the Noteholders agree to amend certain provisions of the Existing Note Purchase Agreement and grant permanent waivers of compliance with certain provisions of the Existing Note Purchase Agreement; and

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company and the Noteholders are willing to agree to such amendments and to grant such waivers, as more particularly set forth herein;

     NOW, THEREFORE, subject to the terms and conditions hereof, the parties agree as follows:


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     1.   DEFINITIONS.  Capitalized terms not otherwise defined in this
Agreement shall have the same meanings ascribed to them in the Amended Note Purchase Agreement.

     2.   AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT.

          (a) AMENDMENT TO SECTION 7.4(A). Section 7.4(a) of the Existing Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                    "(A) LEVERAGE RATIO. The Company will not permit, at the end of each fiscal quarter during any period specified in the table below, the RATIO of (a) Consolidated Funded Debt to (b) the sum of Consolidated Funded Debt PLUS Consolidated Tangible Net Worth, to exceed the applicable required ratio set forth opposite such period as set forth in such table:



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- - ----------------------------------------------------------------------
          FISCAL PERIOD                       REQUIRED RATIO
- - ----------------------------------------------------------------------
October 1, 1995 through March 31, 1996          .75 to 1.00
- - ----------------------------------------------------------------------
April 1, 1996 through March 31, 1997            .70 to 1.00
- - ----------------------------------------------------------------------
April 1, 1997 through September 30, 1997        .65 to 1.00
- - ----------------------------------------------------------------------
October 1, 1997 through September 30, 1999      .60 to 1.00
- - ----------------------------------------------------------------------
October 1, 1999 and thereafter                  .50 to 1.00
- - ----------------------------------------------------------------------

          (b) AMENDMENT TO SECTION 7.7. Section 7.7 of the Existing Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                    "7.7.     FIXED CHARGES COVERAGE.

                    The Company will not permit the ratio of (a) Adjusted Consolidated EBITDA to (b) Consolidated Fixed Charges, for any period specified in the table below, to be less than the applicable required ratio set forth opposite such period in such table:

- - ----------------------------------------------------------------------
          FISCAL PERIOD                           REQUIRED RATIO
- - ----------------------------------------------------------------------
October 1, 1995 through December 31, 1995           1.25 to 1.00
- - ----------------------------------------------------------------------
October 1, 1995 through March 31, 1996              1.25 to 1.00
- - ----------------------------------------------------------------------
October 1, 1995 through June 30, 1996               1.50 to 1.00
- - ----------------------------------------------------------------------
Each period of four fiscal quarters                 1.50 to 1.00
of the Company ending on or after
July 1, 1996
- - ----------------------------------------------------------------------

          (c) AMENDMENT TO SECTION 7.8. Section 7.8 of the Existing Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                    "7.8.  INTEREST EXPENSE COVERAGE.

                    The Company will not permit the ratio of (a) Adjusted Consolidated EBITDA to (b) Consolidated Interest Expense, for any period specified in the table below, to be less than the applicable required ratio set forth opposite such period in such table:


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- - ----------------------------------------------------------------------
          FISCAL PERIOD                           REQUIRED RATIO
- - ----------------------------------------------------------------------
October 1, 1995 through December 31, 1995          1.75 to 1.00
- - ----------------------------------------------------------------------
October 1, 1995 through March 31, 1996             1.75 to 1.00
- - ----------------------------------------------------------------------
October 1, 1995 through June 30, 1996              2.00 to 1.00
- - ----------------------------------------------------------------------
October 1, 1995 through September 30, 1996         2.25 to 1.00
- - ----------------------------------------------------------------------
Each period of four fiscal quarters                2.25 to 1.00
of the Company ending in the period
from and including October 1, 1996
through June 30, 1997
- - ----------------------------------------------------------------------
Each period of four fiscal quarters                2.50 to 1.00
of the Company ending in the period
from and including July 1, 1997
through September 30, 1997
- - ----------------------------------------------------------------------
Each period of four fiscal quarters                3.00 to 1.00
of the Company ending in the period
from and including October 1, 1997
through September 30, 1998
- - ----------------------------------------------------------------------
Each period of four fiscal quarters                3.50 to 1.00
of the Company ending in the period
from and including October 1, 1998
through September 30, 1999
- - ----------------------------------------------------------------------
Each period of four fiscal quarters                4.50 to 1.00
of the Company ending on or after
October 1, 1999
- - ----------------------------------------------------------------------

          (d) AMENDMENT TO SECTION 7.9. Section 7.9 of the Existing Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                    "7.9 CONSOLIDATED TANGIBLE NET WORTH.

                    The Company will not permit Consolidated Tangible Net Worth, determined as of any date on or after October 1, 1995, to be less than the sum of

                                        (a)  Twenty-Five Million Five Hundred
                    Thousand Dollars ($25,500,000), PLUS

                                        (b)  the sum of the Fiscal Year Net
                    Worth Increase Amounts for all fiscal years of the Company ended subsequent to October 1, 1995 and on or prior to such date.

               "FISCAL YEAR NET WORTH INCREASE AMOUNT," in respect of any fiscal year of the Company, means the greater of (i) zero and (ii) forty percent (40%) of Consolidated Net Income for such fiscal year."


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          (e)  AMENDMENT TO SECTION 11.1.  The definition of "Adjusted
     Consolidated EBITDA" contained in Section 11.1 of the Existing Note Purchase Agreement is hereby deleted in its entirety and shall be replaced by the following:

                    "ADJUSTED CONSOLIDATED EBITDA -- with respect to any fiscal period means Consolidated EBITDA for such period MINUS the greater of zero ($0) and an amount equal to the aggregate net amount of Net Income Excludible Items of the Company and the Subsidiaries in respect of such period."

     3. WAIVER OF DEFAULT. With respect to the waivers effected by the Limited Waiver pursuant to, respectively, Section 7.7 and Section 7.8 of the Existing Note Purchase Agreement, the Noteholders agree that such waivers shall not expire on January 15, 1996, but shall remain in full force and effect so long as the Notes shall remain outstanding. With respect to the waivers effected by the Limited Waiver pursuant to, respectively, Section 7.4(a),
Section 7.6(b) and Section 7.9 of the Existing Note Purchase Agreement, the Noteholders agree that such waivers shall not expire on January 15, 1996, but shall remain in full force and effect so long as the Notes shall remain outstanding, PROVIDED, HOWEVER, that the conditions set forth in the Limited Waiver with respect to such waivers are satisfied. The Noteholders expressly reserve all of their rights with respect to any other failure of the Company to meet the terms and conditions of the Existing Note Purchase Agreement and the Amended Note Purchase Agreement.

     4. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective on the first date (the "EFFECTIVE DATE") upon which all of the conditions set forth below are satisfied.
          (a)  EXECUTION AND DELIVERY OF THIS AGREEMENT.    The Required
     Holders shall have executed and delivered to the Company counterparts of this Agreement, and the Company and Todhunter Imports shall have executed and delivered to the Noteholders' counsel counterparts of this Agreement.

          (b)  WARRANTIES AND REPRESENTATIONS TRUE.    The representations and
     warranties set forth in paragraph 6 hereof shall be true and correct as of the date hereof and as of the date of execution and delivery of this Agreement.

     5. BANK AGREEMENTS. The Company covenants that on and after the date of this Agreement, the Company shall not, and shall not permit any Subsidiary to, pay any fee to First Union or The Daiwa Bank, Limited in connection with any amendment or waiver of the Loan Agreement, the New Loan Agreement or the Second Amended and Restated Loan Agreement, unless, simultaneously therewith, the Company pays to the Noteholders, ratably in accordance with the respective principal amounts of Notes held by them, a fee equal to the larger of (x) the aggregate dollar amount of the fee paid to such banks, and (y) a percentage of the then outstanding principal amount of the Notes equal to the percentage of the bank Commitment represented by the aggregate dollar amount of the fee paid to such banks. Such fee payable to the Noteholders shall be paid by wire transfer of immediately available funds to the respective accounts to which the Company is obligated to make payments in respect of the Notes. For purposes of this Section 5, "Commitment" shall mean the aggregate obligation of First Union and The Daiwa Bank, Limited to make loans and extend letters of credit pursuant to the Loan Agreement, the New Loan Agreement and the Second Amended and Restated Loan Agreement.


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     6.   REPRESENTATIONS AND WARRANTIES.  The Company hereby represents and warrants to each of the Noteholders as follows:

          (a) ENFORCEABILITY. This Agreement has been duly authorized by each of the Company and Todhunter Imports. This Agreement, the Amended Note Purchase Agreement and the Notes constitute the legal, valid and binding obligations of the Company and Todhunter Imports, enforceable in accordance with their respective terms, except as such enforceability may be:

                    (i) limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally; and

                    (ii) subject to the availability of equitable remedies.

          (b) NO EVENT OF DEFAULT. As of the Effective Date, immediately after, and after giving effect to this Agreement, no Default or Event of Default will exist.

The representations and warranties described in this Section 6 shall be deemed to be representations and warranties for or on behalf of the Company for purposes of Section 9.1(e) of the Amended Note Purchase Agreement.

     7. GUARANTY OF TODHUNTER IMPORTS. By its execution hereof, Todhunter Imports consents to this Agreement and acknowledges and agrees that its Guaranty set forth in Section 10 of the Amended Note Purchase Agreement remains in full force and effect, notwithstanding the amendments and waivers effected hereby.

     8. FULL FORCE AND EFFECT. Except as expressly amended hereby, all terms, conditions, covenants, and representations and warranties contained in the Amended Note Purchase Agreement, and all rights of the Noteholders and obligations of the Company thereunder, shall remain in full force and effect.

     9. APPLICABLE LAW; SEVERABILITY. THIS AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW OR CONFLICT OF LAW PRINCIPLES (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK. WHENEVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH A MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISIONS OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

     10. COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, all of which taken together shall be deemed to constitute one and the same instrument, and all signatures need not appear on any one counterpart.


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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.  NEXT PAGE IS SIGNATURE PAGE.]























                                       7


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     IN WITNESS WHEREOF, each party hereto has executed this First Amendment
Agreement and Waiver by its duly authorized officers as of the date first written above.


                                   TODHUNTER INTERNATIONAL, INC.



                                   By  _____________________________
                                       Name:
                                       Title:


                                   TODHUNTER IMPORTS, LTD.



                                   By  _____________________________
                                       Name:
                                       Title:



                                   NOTEHOLDERS:

                                   PRINCIPAL MUTUAL LIFE INSURANCE
                                   COMPANY



                                   By  _____________________________
                                       Name:
                                       Title:


                                   By  _____________________________
                                       Name:
                                       Title:


                                   CONNECTICUT MUTUAL LIFE
                                   INSURANCE COMPANY


             [Signature page re: FIRST AMENDMENT AGREEMENT AND WAIVER
                          RE Todhunter International, Inc.]




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                                   By  _____________________________
                                       Name:
                                       Title:


                                   TMG LIFE INSURANCE COMPANY
                                   BY:  THE MUTUAL GROUP (U.S.), INC.
                                           ITS AGENT


                                   By  _____________________________
                                       Name:
                                       Title:


                                   By  _____________________________
                                       Name:
                                       Title:









             [Signature page re: FIRST AMENDMENT AGREEMENT AND WAIVER
                          RE Todhunter International, Inc.]